THIRD AMENDMENT TO
CREDIT AGREEMENT

Dated as of September 29, 2014
among
SHILOH INDUSTRIES, INC.,
and
SHILOH HOLDINGS NETHERLANDS B.V.,
as Borrowers,
THE DOMESTIC SUBSIDIARIES OF SHILOH INDUSTRIES, INC.,
as Guarantors,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender,
Dutch Swing Line Lender and an L/C Issuer,

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

THE PRIVATEBANK AND TRUST COMPANY,
COMPASS BANK
and
CITIZENS BANK, N.A.,
as Co-Documentation Agents

and
THE OTHER LENDERS PARTY HERETO
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
J.P. MORGAN SECURITIES LLC,
as Joint Lead Arrangers and Joint Bookrunners

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment Agreement”) dated as of September 29, 2014 (the “Amendment Closing Date”) is entered into among SHILOH INDUSTRIES, INC., a Delaware corporation (the “Company”), SHILOH HOLDINGS NETHERLANDS B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands (the “Dutch Borrower” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, Dutch Swing Line Lender and an L/C Issuer.
RECITALS
WHEREAS, the Company, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer entered into that certain Credit Agreement dated as of October 25, 2013 (as amended by that certain First Amendment to Credit Agreement dated as of December 30, 2013 and that certain Second Amendment to Credit Agreement dated as of June 26, 2014, the “Existing Credit Agreement”);
WHEREAS, the Borrowers have requested that the Lenders (a) amend the Existing Credit Agreement to increase the Aggregate Revolving A Commitments to $235,000,000, (b) amend the Existing Credit Agreement to increase the Aggregate Revolving B Commitments to $125,000,000, (c) amend the Existing Credit Agreement to extend the Maturity Date to the date that is five (5) years after the Amendment Closing Date and (d) make certain other amendments and modifications to the Existing Credit Agreement; and
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Existing Credit Agreement or the Amended Credit Agreement (as defined below), as the context may require.

2.Amendments. The Existing Credit Agreement is hereby amended (as so amended by this Third Amendment Agreement, the “Amended Credit Agreement”) as follows:
(a)    The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order to read as follows:
“Third Amendment Effective Date” means September 29, 2014.

“Third Amendment Effective Date Disclosure Letter” means that certain disclosure letter dated as of the Third Amendment Effective Date delivered by the Loan Parties to the Administrative Agent and the Lenders.

(b)    The definition of “Aggregate Revolving A Commitments” in Section 1.01 of the Existing Credit Agreement is hereby amended to read as follows:
“Aggregate Revolving A Commitments” means the aggregate amount of the Revolving A Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving A Commitments in effect on the Third Amendment Effective Date is TWO HUNDRED THIRTY-FIVE MILLION DOLLARS ($235,000,000).

(c)    The definition of “Aggregate Revolving B Commitments” in Section 1.01 of the Existing Credit Agreement is hereby amended to read as follows:
“Aggregate Revolving B Commitments” means the aggregate amount of the Revolving B Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving B Commitments in effect on the Third Amendment Effective Date is ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000).

(d)    The pricing grid in the definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended to read as follows:

Pricing Tier	Consolidated Leverage Ratio	Commitment Fee	Letter of Credit Fee	Eurocurrency Rate Loans	Base Rate Loans

1	>3.00 to 1.00	0.40%	2.50%	2.50%	1.50%
2	< 3.00 to 1.00 but > 2.50 to 1.00	0.35%	2.25%	2.25%	1.25%
3	< 2.50 to 1.00 but > 2.00 to 1.00	0.35%	2.00%	2.00%	1.00%
4	< 2.00 to 1.00 but > 1.50 to 1.00	0.30%	1.75%	1.75%	0.75%
5	< 1.50 to 1.00 but > 1.00 to 1.00	0.25%	1.50%	1.50%	0.50%
6	<1.00 to 1.00	0.20%	1.25%	1.25%	0.25%

(e)    The penultimate sentence in the definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended to read as follows:

The Applicable Rate in effect from the Third Amendment Effective Date to the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b) for the fiscal period ending January 31, 2015 shall be determined based upon Pricing Tier 3.

(f)    The definition of “Fee Letter” in Section 1.01 of the Existing Credit Agreement is hereby amended to read as follows:

“Fee Letter” means the letter agreement, dated as of the Third Amendment Effective Date among the Company, Bank of America and MLPFS, as amended or otherwise modified.

(g)    The definition of “Loan Documents” in Section 1.01 of the Existing Credit Agreement is hereby amended to read as follows:

“Loan Documents” means this Agreement, each Note, each Issuer Document, each Joinder Agreement, the Third Amendment Effective Date Disclosure Letter, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14 of this Agreement, each Auto Borrow Agreement, each Collateral Document, the Fee Letter and any other agreement or document specifically designated as a “Loan Document” (but specifically excluding Secured Swap Agreements, Secured Treasury Management Agreements and Foreign Currency Agreements).

(h)    The definition of “Maturity Date” in Section 1.01 of the Existing Credit Agreement is hereby amended to read as follows:

“Maturity Date” means September 29, 2019.

(i)    Section 8.11(a) of the Existing Credit Agreement is hereby amended to read as follows:

(a)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than 3.00 to 1.0; provided, that, as of the end of each of the two (2) consecutive fiscal quarters immediately following the consummation of a Material Acquisition, the preceding ratio shall increase to 3.50 to 1.0 (“Leverage Increase Period”); provided, further, that, for at least one full fiscal quarter immediately following each Leverage Increase Period, the Consolidated Leverage Ratio as of the end of each such fiscal quarter shall be not greater than 3.00 to 1.0 before the permitted Consolidated Leverage Ratio may again increase to 3.50 to 1.0 pursuant to the immediately preceding proviso.

(j)    A new Section 11.01(h) is hereby added to the Existing Credit Agreement to read as follows:

(h)    Notwithstanding anything herein to the contrary, as to any amendment, amendment and restatement or other modifications otherwise approved in accordance with this Section, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment, amendment and restatement or other modification, would have no Commitment or outstanding Loans so long as such Lender receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective.
(k)    Schedule 2.01 to the Existing Credit Agreement is hereby amended to read as provided on Schedule 2.01 attached hereto.

3.Conditions Precedent. This Third Amendment Agreement shall become effective upon satisfaction of the following conditions precedent:
(a)Third Amendment Agreement Documents: Receipt by the Administrative Agent of (i) counterparts of this Third Amendment Agreement executed by the Borrowers, the Guarantors party hereto, the Required Lenders under the Existing Credit Agreement and each Lender under the Amended Credit Agreement, (ii) any Revolving A Notes and/or Revolving B Notes requested by a Lender, (iii) the Fee Letter and (iv) the Third Amendment Effective Date Disclosure Letter.
(b)Opinions of Counsel: Receipt by the Administrative Agent of favorable opinions of legal counsel, addressed to the Administrative Agent and each Lender, dated as of the Amendment Closing Date, and in form and substance satisfactory to the Administrative Agent.
(c)Organization Documents, Resolutions, Etc.: Receipt by the Administrative Agent of the following, each of which shall be originals, certified copies or facsimiles (followed promptly by originals), in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(i)certificates of Responsible Officers of each Loan Party certifying (x) copies of the Organization Documents of such Loan Party to be true and correct as of the Amendment Closing Date (plus the articles or certificate of incorporation or formation of each New Subsidiary will be certified to be true and correct as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization), in each case in form and substance satisfactory to the Administrative Agent or (y) that no changes, amendments or other modifications have been made to the Organization Documents of such Loan Party since the Closing Date, the Second Amendment Effective Date or the date such Loan Party became a Loan Party, as applicable;
(ii)such certificates of resolutions or other action and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible

Officer in connection with this Third Amendment Agreement and the transactions contemplated hereby;
(iii)such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized, formed or incorporated, and is validly existing, in good standing (to the extent applicable) and qualified to engage in business in its state of organization, formation or incorporation, in each case in form and substance satisfactory to the Administrative Agent; and
(iv)in respect of the Dutch Borrower:

(A)    an up-to-date extract from the Dutch trade register (handelsregister) relating to it dated no earlier than 15 Business Days prior to the Amendment Closing Date; and
(B)    a copy of a resolution of its board of managing directors approving the execution of, and the terms of, and the transactions contemplated by, this Third Amendment Agreement.

(d)No Material Adverse Change. There shall not have occurred a material adverse change since October 31, 2013 in the business, assets, income, properties, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole.
(e)Litigation. There shall not exist any action, suit, investigation or proceeding pending or threatened in any court or before an arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect.
(f)Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Company certifying that (i) the conditions specified in Sections 3(d) and (e) of this Third Amendment Agreement and Sections 5.02(a) and (b) of the Amended Credit Agreement have been satisfied and (ii) the Company and its Subsidiaries (after giving effect to this Third Amendment Agreement, the transactions contemplated hereby and the incurrence of Indebtedness related thereto) are Solvent on a consolidated basis.
(g)Existing Credit Agreement. The Company shall have (or concurrently with the Credit Extensions on the Amendment Closing Date will have) prepaid any Revolving A Loans and any Revolving B Loans (and paid any additional amounts required pursuant to Section 3.05 of the Existing Credit Agreement) to the extent necessary to keep the outstanding Revolving A Loans and the outstanding Revolving B Loans ratable with the revised Revolving A Commitments or the revised Revolving B Commitments, as applicable, in each case as of the Amendment Closing Date.
(h)Real Property Collateral. Receipt by the Administrative Agent of such Real Property Security Documents as it shall require with respect to the fee interest and/or leasehold interest of any Loan Party in each real property identified as a “Mortgaged Property” on Schedule 6.20(a) to the Amended Credit Agreement.
(i)Joinder Documentation. Receipt by the Administrative Agent of Joinder Agreements executed by Wentworth Acquisition LLC, a Michigan limited liability company and Shiloh Manufacturing LLC, an Ohio limited liability company (collectively, the “New Subsidiaries”) and documents of the types referred to in Sections 5.01(f) and (g) of the Amended Credit Agreement.
(j)Perfection and Priority of Liens. Receipt by the Administrative Agent of such documents and other deliverables of the type described in Section 5.01(g) of the Amended Credit Agreement as it shall require.
(k)Fees. Receipt by the Administrative Agent, the Joint Lead Arrangers and the Lenders of any fees required to be paid on or before the Amendment Closing Date.
(l)Attorney Costs. Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Amendment Closing Date.
(m)Other. Receipt by the Administrative Agent and the Lenders of such other documents, instruments, agreements and information as reasonably requested by the Administrative Agent or any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of the Company and its Subsidiaries and information necessary to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

4.New Lenders. By execution of this Third Amendment Agreement, each Person identified as a “Lender” on each signature page hereto that is not already a Lender under the Existing Credit Agreement hereby acknowledges, agrees and confirms that, by its execution of this Third Amendment Agreement, such Person shall be deemed to be a party to the Amended Credit Agreement and a “Lender” for all purposes of the Amended Credit Agreement and shall have all of the obligations of a Lender thereunder as if it had executed the Existing Credit Agreement. Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to Lenders contained in the Amended Credit Agreement.

5.Post-Closing Obligation. Within five (5) Business Days after consummation of the Acquisition described in the Third Amendment Effective Date Disclosure Letter (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), deliver to the Administrative Agent a certificate of a Responsible Officer of the Company certifying that such Acquisition is a “Permitted Acquisition” (as defined in the Amended Credit Agreement). It is understood and agreed that the Company will thereafter deliver the items required by Section 7.12 and Section 7.14 of the Amended Credit Agreement within the timeframes set forth in such Sections.

6.Miscellaneous.

(a)The parties hereto agree that, on the Amendment Closing Date, the following transactions shall be deemed to occur automatically, without further action by any party hereto: (i) all Obligations under the Existing Credit Agreement outstanding on the Amendment Closing Date shall in all respects be continuing and shall be deemed to be Obligations outstanding under the Amended Credit Agreement, (ii) the Guaranties made to the Lenders, the Swap Banks and the Treasury Management Banks pursuant to the Existing Credit Agreement shall remain in full force and effect with respect to the Obligations and are hereby reaffirmed and (iii) the Collateral Documents and the Liens created in connection with the Existing Credit Agreement shall remain in full force and effect with respect to the Obligations and are hereby reaffirmed. The parties hereto further acknowledge and agree that this Third Amendment Agreement constitutes an amendment to the Existing Credit Agreement made under and in accordance with the terms of Section 11.01 of the Existing Credit Agreement.

(b)Except as expressly set forth herein, this Third Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the L/C Issuers, the Swing Line Lender, the Dutch Swing Line Lender or the Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances. This Third Amendment Agreement shall constitute a Loan Document.

(c)On the Amendment Closing Date, (i) the revolving credit extensions under the Revolving A Tranche and Revolving A Commitments made by the Revolving A Lenders shall be re-allocated and restated among the Lenders so that, and revolving credit extensions under the Revolving A Tranche and Revolving A Commitments shall be made by the Revolving A Lenders so that, as of the Amendment Closing Date, the respective Revolving A Commitments of the Revolving A Lenders shall be as set forth on Schedule 2.01 attached hereto and (ii) the revolving credit extensions under the Revolving B Tranche and Revolving B Commitments made by the Revolving B Lenders shall be re-allocated and restated among the Lenders so that, and revolving credit extensions under the Revolving B Tranche and Revolving B Commitments shall be made by the Revolving B Lenders so that, as of the Amendment Closing Date, the respective Revolving B

Commitments of the Revolving B Lenders shall be as set forth on Schedule 2.01 attached hereto. Each party hereto hereby consents to the effectiveness of such re-allocations and restatements as assignments under the terms of Section 11.06 of the Existing Credit Agreement and agrees that each Lender’s Revolving A Commitment and Revolving B Commitment shall be as set forth on Schedule 2.01 attached hereto.

(d)Each Guarantor party hereto (i) hereby acknowledges and consents to all of the terms and conditions of this Third Amendment Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Third Amendment Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Existing Credit Agreement, the Amended Credit Agreement or the other Loan Documents.

(e)The Borrowers and the Guarantors party hereto hereby represent and warrant as follows:
(i)Each of the Loan Parties has taken all necessary action to authorize the execution, delivery and performance of this Third Amendment Agreement.

(ii)This Third Amendment Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Third Amendment Agreement, other than (A) those that have already been obtained and are in full force and effect, (B) filings to perfect the Liens created by the Collateral Documents, (C) those approvals, consents, exemptions, authorizations, actions, notices or filings described in the Collateral Documents and (D) those approvals, consents, exemptions, authorizations, actions, notices or filings, to the extent that the failure to obtain the same could not reasonably be expected to have a Material Adverse Effect.

(f)The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(g)This Third Amendment Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Third Amendment Agreement by telecopy or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

(h)THIS THIRD AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment Agreement to be duly executed as of the date first above written.

BORROWERS:	SHILOH INDUSTRIES, INC.,
a Delaware corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President of Finance and Treasurer
SHILOH HOLDINGS NETHERLANDS B.V.,
a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands

By:	/s/ Ramzi Y. Hermiz
Name:	Ramzi Y. Hermiz
Title:	Director B

and

By:	/s/ H.L. Jewitt
Name:	H.L. Jewitt
Title:	Director A

GUARANTORS:                SHILOH CORPORATION,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President of Finance and Treasurer

GREENFIELD DIE & MANUFACTURING CORP.,
a Michigan corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President of Finance and Treasurer

JEFFERSON BLANKING INC.,
a Georgia corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President of Finance and Treasurer

SHILOH AUTOMOTIVE, INC.,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President of Finance and Treasurer

SHILOH INDUSTRIES, INC. DICKSON
MANUFACTURING DIVISION,
a Tennessee corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President of Finance and Treasurer

LIVERPOOL COIL PROCESSING, INCORPORATED,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President of Finance and Treasurer

MEDINA BLANKING, INC.,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President of Finance and Treasurer

THE SECTIONAL DIE COMPANY,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President of Finance and Treasurer

SECTIONAL STAMPING, INC.,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President of Finance and Treasurer

SHILOH DIE CAST LLC,
an Ohio limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer

ALBANY-CHICAGO COMPANY LLC,
a Wisconsin limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer

SHILOH DIE CAST MIDWEST LLC,
an Ohio limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer

SHILOH HOLDINGS INTERNATIONAL, INC.,
a Michigan corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President of Finance and Treasurer

FMS MAGNUM HOLDINGS LLC,
an Ohio limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer

WENTWORTH ACQUISITION LLC,
a Michigan limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer

SHILOH MANUFACTURING LLC,
an Ohio limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Rosanne Parsill
Name:	Rosanne Parsill
Title:	Vice President

LENDER:	BANK OF AMERICA, N.A.
as a Lender, Swing Line Lender: Dutch Swing Line Lender
and L/C Issuer

By:	/s/ Michael Mller
Name:	Michael Miller
Title:	Vice President

LENDER:                    JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jessalynn Nagy
Name:	Jessalynn Nagy
Title:	Managing Director

LENDER:                    COMPASS BANK,
as a Lender

By:	/s/ Sandra Centa
Name:	Sandra Centa
Title:	Senior Vice President

LENDER:                    CITIZENS BANK, N.A.
as a Lender

By:	/s/ Nicoleta Bortan
Name:	Nicoleta Bortan
Title:	Vice President

LENDER:                    THE PRIVATEBANK AND TRUST COMPANY,
as a Lender

By:	/s/ Robert M. Walker
Name:	Robert M. Walker
Title:	Managing Director

LENDER:                    THE HUNTINGTON NATIONAL BANK
as a Lender

By:	/s/ Brian H. Gallagher
Name:	Brian H. Gallagher
Title:	Vice President

LENDER:                    FIRST NIAGARA BANK, N.A.
as a Lender

By:	/s/ Philip L. Rice
Name:	Philip L. Rice
Title:	Senior Vice President

LENDER:                    ASSOCIATED BANK, N.A.
as a Lender

By:	/s/ Viktor R. Gottlieb
Name:	Viktor R. Gottlieb
Title:	Vice President

LENDER:                    FIRSTMERIT BANK, N.A.
as a Lender

By:	/s/ Robert G. Morlan
Name:	Robert G. Morlan
Title:	Senior Vice President
Schedule 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving A Commitment	Applicable Percentage of Revolving A Commitment	Revolving B Commitment	Applicable Percentage of Revolving B Commitment
Bank of America, N.A.	$41,102,941.18	17.490613267%	$23,897,058.82	19.117647059%
JPMorgan Chase Bank, N.A.	$37,941,176.47	16.145181477%	$22,058,823.53	17.647058824%
Compass Bank	$31,617,647.06	13.454317897%	$18,382,352.94	14.705882353%
Citizens Bank, N.A.	$30,352,941.18	12.916145181%	$17,647,058.82	14.117647059%
The Private Bank and Trust Company	$24,029,411.76	10.225281602%	$13,970,588.24	11.176470588%
The Huntington National Bank	$18,970,588.24	8.072590738%	$11,029,411.76	8.823529412%
First Niagara Bank, N.A.	$15,808,823.53	6.727158949%	$9,191,176.47	7.352941176%
Associated Bank, N.A.	$15,176,470.59	6.458072591%	$8,823,529.41	7.058823529%
FirstMerit Bank NA	$20,000,000.00	8.510638298%	$0.000000000	0.000000000%
TOTAL	$235,000,000.00	100.000000000%	$125,000,000.00	100.000000000%